Exhibit 99.3

 Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 1 of 27  UNITED STATES BANKRUPTCY COURT  Southern DISTRICT OF Texas  Houston Division  In Re. LUMINAR TECHNOLOGIES, INC.  Debtor(s)  §  §   §  §  Case No. 25-90807  Lead Case No. 25-90807   Jointly Administered  Monthly Operating Report  Chapter 11  Petition Date: 12/15/2025  Reporting Period Ended: 12/31/2025  Months Pending: 1 Reporting Method:  3  3  6  3  Industry Classification:  Accrual Basis  Cash Basis  Debtor's Full-Time Employees (current):  103  Debtor's Full-Time Employees (as of date of order for relief):  166  Supporting Documentation (check all that are attached):  (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)  Statement of cash receipts and disbursements  Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement)  Accounts receivable aging Postpetition liabilities aging Statement of capital assets  Schedule of payments to professionals Schedule of payments to insiders  All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer  Stephanie N. Morrison   Printed Name of Responsible Party  700 Louisiana St., Suite 3700, Houston, TX 77002   Address  /s/ Stephanie N. Morrison   Signature of Responsible Party  01/30/2026  Date  10  UST Form 11-MOR (12/01/2021)  STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 2 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$25,850,695	
b.	Total receipts (net of transfers between accounts)	$3,413,700	$3,413,700
c.	Total disbursements (net of transfers between accounts)	$7,130,567	$7,130,567
d.	Cash balance end of month (a+b-c)	$22,133,828	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$7,130,567	$7,130,567

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$5,285,144
b.	Accounts receivable over 90 days outstanding (net of allowance)	$94,395,017
c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$12,553,910
d	Total current assets	$145,819,903
e.	Total assets	$263,110,765
f.	Postpetition payables (excluding taxes)	$2,816,806
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$28,333
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$2,845,139
k.	Prepetition secured debt	$352,967,850
l.	Prepetition priority debt	$2,171
m.	Prepetition unsecured debt	$204,969,289
n.	Total liabilities (debt) (j+k+l+m)	$560,784,448
o.	Ending equity/net worth (e-n)	$-297,673,683

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$663,736	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$5,256,255	
c.	Gross profit (a-b)	$-4,592,519	
d.	Selling expenses	$1,347,870	
e.	General and administrative expenses	$8,169,766	
f.	Other expenses	$18,819,052	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$4,104,933	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$18,584,319	
k.	Profit (loss)	$-55,618,460	$-55,618,460

UST Form 11-MOR (12/01/2021) 2

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 3 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
	Itemized Breakdown by Firm						
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UST Form 11-MOR (12/01/2021) 3

 10  UST Form 11-MOR (12/01/2021)  Debtor's Name  LUMINAR TECHNOLOGIES, INC.  Case No.  25-90807  xxxvii  xxxvii  xxxix  xl  xli  xlii  xliii  xliv  xlv  xlvi  xlvii  xlviii  xlix  l  li  lii  liii  liv  lv  lvi  lvii  lviii  lix  lx  lxi  lxii  lxiii  lxiv  lxv  lxvi  lxvii  lxviii  lxix  lxx  lxxi  lxxii  lxxiii  lxxiv  lxxv  lxxvi  lxxvii  lxxviii  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 4 of 27

 10  UST Form 11-MOR (12/01/2021)  Debtor's Name  LUMINAR TECHNOLOGIES, INC.  Case No.  25-90807  lxxix  lxxx  lxxxi  lxxxii  lxxxiii  lxxxiv  lxxxv  lxxxvi  lxxxvi  lxxxvi  lxxxix  xc  xci  xcii  xciii  xciv  xcv  xcvi  xcvii  xcviii  xcix  c  ci  b.  Approved  Current Month  Approved  Cumulative  Paid Current  Month  Paid  Cumulative  Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total  Itemized Breakdown by Firm  Firm Name  Role  i  ii  iii  iv  v  vi  vii  viii  ix  x  xi  xii  xiii  xiv  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 5 of 27

 10  UST Form 11-MOR (12/01/2021)  Debtor's Name  LUMINAR TECHNOLOGIES, INC.  Case No.  25-90807  xv  xvi  xvii  xviii  xix  xx  xxi  xxii  xxiii  xxiv  xxv  xxvi  xxvii  xxviii  xxix  xxx  xxxi  xxxii  xxxiii  xxxiv  xxxv  xxxvi  xxxvii  xxxvii  xxxix  xl  xli  xlii  xliii  xliv  xlv  xlvi  xlvii  xlviii  xlix  l  li  lii  liii  liv  lv  lvi  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 6 of 27

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 7 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

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UST Form 11-MOR (12/01/2021) 7

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 8 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

	xcix						
	c						
c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$91,936	$91,936
d.	Postpetition employer payroll taxes paid	$2,685,110	$2,685,110
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$28,333	$28,333
g.	Postpetition other taxes paid (local, state, and federal)	$2,428	$2,428

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ◉ No ◯

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ◯ No ◉

c. Were any payments made to or on behalf of insiders? — Yes ◉ No ◯

d. Are you current on postpetition tax return filings? — Yes ◉ No ◯

e. Are you current on postpetition estimated tax payments? — Yes ◉ No ◯

f. Were all trust fund taxes remitted on a current basis? — Yes ◉ No ◯

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ◯ No ◉

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ◯ No ◯ N/A ◉

i. Do you have:
- Worker's compensation insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
- Casualty/property insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
- General liability insurance? — Yes ◉ No ◯
  - If yes, are your premiums current? — Yes ◉ No ◯ N/A ◯ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ◉ No ◯

k. Has a disclosure statement been filed with the court? — Yes ◉ No ◯

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 9 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Robin Chiu	Robin Chiu
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	01/30/2026
Title	Date

UST Form 11-MOR (12/01/2021) 9

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 10 of 27

Debtor's Name LUMINAR TECHNOLOGIES, INC. Case No. 25-90807

PageOnePartOne

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UST Form 11-MOR (12/01/2021) 10

 Debtor's Name  LUMINAR TECHNOLOGIES, INC.  Case No.  25-90807  Bankruptcy51to100  NonBankruptcy1to50  NonBankruptcy51to100  Bankruptcy1to50  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 11 of 27  10  UST Form 11-MOR (12/01/2021)

 Debtor's Name  LUMINAR TECHNOLOGIES, INC.  Case No.  25-90807  PageFour  PageThree  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 12 of 27  10  UST Form 11-MOR (12/01/2021)

 IN THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION  In re:  §  §  Chapter 11  LUMINAR TECHNOLOGIES, INC.,  §  §  Case No. 25-90807 (CML)  et al.,  §  Debtors.1  § (Jointly Administered)  §  MONTHLY OPERATING REPORT NOTES FOR DECEMBER 2025  On December 15, 2025, and December 31, 2025, as applicable (the “Petition Date”), Luminar Technologies, Inc. (“LTI”) and its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). The Debtors are authorized to operate their businesses pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and Rule 1015-1 of the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Local Rules”). On December 30, 2025, the U.S. Trustee for Region 7 (the “U.S. Trustee”) appointed an official committee of unsecured creditors (the “Creditors’ Committee”). No trustee or examiner has been appointed in these chapter 11 cases.  Additional information about these chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: https://omniagentsolutions.com/Luminar/.  The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this monthly operating report (the “MOR”).  INTRODUCTION:  This MOR is unaudited, limited in scope, and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these chapter 11 cases. This MOR does not purport to represent financial information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. This MOR is not intended to reconcile to any financial statement otherwise prepared or distributed by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and  1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: LAZR Technologies, LLC (8909); Luminar Technologies, Inc. (4317); Luminar, LLC (7133); Condor Acquisition Sub I, Inc. (0155); and Condor Acquisition Sub II, Inc. (8587). The Debtors’ mailing address is 2603 Discovery Drive, Suite 100, Orlando, Florida 32826.  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 13 of 27

 2  records, but does not reflect in all circumstances presentation for U.S. GAAP or SEC reporting purposes. Additionally, values presented in the financial information herein in accordance with Accounting Standard Codification 852 - Reorganizations (“ASC 852”) and other relevant GAAP are preliminary and represent the Debtors’ understanding of the relevant facts and circumstances at the time of preparing this MOR, and, as such, are subject to change throughout the pendency of these chapter 11 cases. The Debtors have prepared this MOR using the best information presently available to them at this time, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This MOR is, thus, true and accurate (subject to any limitations contained herein) to the best of the Debtors’ knowledge, information and belief based on currently available data. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. The Debtors caution readers not to place undue reliance upon this MOR. There can be no assurance that such information is complete, and this MOR may be subject to revision.  GENERAL METHODOLOGY:  The Debtors prepared this MOR relying primarily upon the information set forth in their books and records and may exclude information regarding non-Debtor affiliates. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by-entity basis (excluding intercompany eliminations) for Debtors Luminar Technologies, Inc., LAZR Technologies LLC, Luminar, LLC, Condor Acquisition Sub I, Inc., and Condor Acquisition Sub II, Inc. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments necessary to ensure that the consolidated financial statements of the Debtors and non-Debtors are in accordance with U.S. GAAP, including, but not limited to, income tax accruals that would typically be made. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their annual consolidated financial information in accordance with U.S. GAAP. Because the Debtors’ accounting systems, policies, and practices were developed to produce financial statements at a consolidated level, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income or expenses have been recorded on the correct entity. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.  REPORTING PERIOD:  This is the first MOR filed since the Petition Date and includes cash activity in MOR-1 from the applicable Petition Date through December 31, 2025, and a Statement of Operations and Balance Sheet for the month ended and as of December 31, 2025 in MOR-2 and MOR-3, respectively. In future periods, any changes to prior period balances will be reflected in the current month’s MOR. Nevertheless, in preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 14 of 27

 3  ACCURACY:  The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility to indicate variations from securities laws herein or for any evaluations of the Debtors based on this financial information or any other information.  CARRYING VALUE OF ASSETS:  Unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the month and is not based upon an estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset set forth herein.  PREPETITION LIABILITIES SUBJECT TO COMPROMISE:  The payment of certain prepetition indebtedness during these chapter 11 cases may be subject to compromise or other treatment under a chapter 11 plan. Generally, actions to enforce or otherwise effect payment of prepetition liabilities are stayed. However, the Court has authorized the Debtors to pay certain prepetition claims subject to certain terms and conditions. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.  RESERVATION OF RIGHTS:  This MOR is limited in scope, covers the period beginning on the applicable Petition Date and ending December 31, 2025 unless otherwise noted, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information for this report has been derived from the Debtors’ books and records, unless otherwise noted. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with U.S. GAAP.  Given the complexity of the Debtors’ business, inadvertent errors or omissions may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 15 of 27

 4  statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so.  CURRENCY:  Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars.  NOTES TO SUPPORTING DOCUMENTATION:  As noted, although the Debtors generally prepare and maintain entity-level financial statements for purposes of GAAP reporting and consolidation, these MORs are prepared on an entity-by-entity basis and present each Debtor on a standalone reporting basis.  Attachment MOR-1:  Beginning and ending cash balances are derived from bank statements and reflect the status of the Debtors’ cash accounts as of the applicable Petition Date, subject to customary timing considerations. The reported cash balance also includes cash held by the Debtors on behalf of a non-debtor affiliate, Luminar Semiconductor, Inc., pursuant to the Debtors’ centralized cash management system. Such cash is not property of the Debtors’ estates. Cash was received and disbursed by the Debtors as described in the Debtors’ Emergency Motion for Entry of Interim and Final Orders (I) Authorizing the Debtors to (A) Continue Their Existing Cash Management System, (B) Maintain Existing Business Forms and Intercompany Arrangements, (C) Continue Intercompany Transactions, (D) Continue Utilizing Employee Credit Cards, and (E) Monetize or Redeem Investment Assets; (II) Waiving Compliance with Requirements of 11 U.S.C.§ 345(b); and  (III) Granting Related Relief (Docket No. 5), which was granted on a final basis, pursuant to an order entered by the Court on January 26, 2026 (Docket No. 284) and is consistent with the Debtors’ historical cash management practices. Total receipts reflect all cash received during the reporting period, from the applicable Petition Date and ending December 31, 2025, including changes in the value of security holdings maintained in certain custodial accounts. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system.  Attachments MOR-2 and MOR-3:  As noted, although the Debtors generally prepare entity-level financial statements for the purposes of consolidation, these MORs are prepared on a standalone entity-by-entity basis. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors as required by the Court.  As previously noted, this MOR was not prepared in accordance with U.S. GAAP and does not include all the information and disclosures required by U.S. GAAP. Therefore, there can be no  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 16 of 27

 5  assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.  Notes to UST Form 11 for Part 1 through Part 7 (Certain sections only noted below) Notes to UST Form 11-MOR, Part 1: Cash Receipts and Disbursements  Consistent with the guidance received from the U.S. Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to-debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached Summary of Cash Receipts and Disbursements.  Reconciling differences will exist between bank statement balances and balance sheet cash balances due to routine timing differences between payment execution in the Debtors’ financial system and the associated disbursements of funds from the Debtors’ bank accounts. Further, as the Debtors review their books and records on an ongoing basis, additional adjustments may be made to balance sheet cash to account for reconciling differences to bank statement balances.  Notes to UST Form 11-MOR, Part 2: Assets and Liabilities  Accounts receivable are presented net of management’s estimate of allowance for doubtful accounts and include intercompany receivables. Amounts are reported on an entity-by-entity basis for MOR purposes and may differ from amounts presented in the Debtors’ consolidated financial statements.  Postpetition payables include accrued expenses based on available information. The Debtors are current on all postpetition obligations.  Prepetition liabilities are reported consistent with the Debtors’ Schedules of Assets and Liabilities, with certain amounts adjusted for accrued interest.  Notes to UST Form 11-MOR, Part 3: Assets Sold or Transferred  No such transactions or activities occurred during the period from the applicable Petition Date through and including December 31, 2025.  Notes to UST Form 11-MOR, Part 4: Income Statement (Statement of Operations)  The Debtors report revenues at net amounts after the established gross charges for goods and services are reduced by contractual adjustments provided to third-party payors and discounts provided to certain parties.  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 17 of 27

 Notes to UST Form 11-MOR, Part 5: Professional Fees and Expenses  The Debtors escrow professional fees and expenses on a weekly basis for certain Debtor and non-debtor professionals to a segregated account held in trust for and exclusively available for the payment of fees and expenses of Professional Persons.2 The escrow payments are not included in the disbursements section of Part 1. The timing of actual payment of the escrowed fees and expenses may vary depending on the applicable requirements. Amounts escrowed for future payment of professional fees and expenses but not yet paid to the Professional Persons are not reported as payments to professionals in Part 5.  The proposed procedures regarding payments to professionals are set out in the proposed order attached to the Motion of Debtors to Establish Procedures for Interim Compensation and Reimbursement of Expenses for Professionals (Docket No. 196), and Motion of Debtors for Entry of Order Authorizing Debtors to Employ Professionals Used in Ordinary Course of Business Effective as of Petition Date (Docket No. 201).  Part 5 does not include payments made to professionals retained by the Debtors’ prepetition secured lenders.  Notes to UST Form 11-MOR, Part 7: Questionnaire  The Court entered orders authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) 503(b)(9), lien, and foreign and critical vendor claims, (b) insurance and customs bonds obligations, (c) employee wages, salaries, other compensation, and reimbursable expenses, (d) certain taxes, fees, and regulatory obligations, and (e) warranties and deposits (collectively, the “First Day Orders”). In accordance with relief granted by the Court in these First Day Orders, the Debtors have made certain payments on account of prepetition obligations. Further details regarding the relief requested, the relief granted, and the payments projected to be made by the Debtors, are set forth in the applicable First Day Order. In addition, each of the First Day Orders contains certain reporting requirements pursuant to which the Debtors must provide certain parties, including the U.S. Trustee, with schedules of payments made pursuant to such First Day Order (the “First Day Matrices”). The First Day Matrices generally require, among other things, detailed information regarding (i) the payment amount, (ii) the date of such payment, and (iii) the recipient’s identity. The First Day Matrices are delivered monthly to the required notice parties on a confidential basis and, as applicable, on a “Professional Eyes Only” basis. Question (a) has been answered “Yes” where payments have been made on prepetition obligations pursuant to such first day relief.  Question (c) has been answered “Yes” where compensation and expense reimbursement payments to officers, directors, or other insiders were confirmed to have been made in the ordinary course of business.  2 The term “Professional Persons” refers to persons or firms retained by the Debtors pursuant to sections 327, 328, or 363 of the Bankruptcy Code and the Creditors Committee pursuant to sections 328 or 1103 of the Bankruptcy Code.  6  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 18 of 27

 7  Insurance and customs bonds obligations are maintained through policies purchased by LTI, which provide coverage for the Debtors and all non-debtor affiliates under a consolidated insurance program.  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 19 of 27

 Bank  Account Number  Debtor  12/31/25  Citibank  x8528  Luminar Technologies Inc  $  1,915  Citibank  x1735  Luminar Technologies Inc  31  Citibank  x2114  Luminar Technologies Inc  -  Citibank  x4259  Luminar Technologies Inc  4,785  Citibank  x0768  Luminar Technologies Inc  -  JP Morgan  x1947  Luminar Technologies Inc  10,716  Wells Fargo  x2036  Luminar Technologies Inc  3,352  Wells Fargo  x7613  Luminar Technologies Inc  112  Wells Fargo  x6340  Luminar Technologies Inc  1  Wells Fargo  x7928  Luminar Technologies Inc  -  Restricted Accounts  Sub-Total  $  20,913  Citibank  x8684  Luminar Technologies Inc  $  -  Citibank  x6126  Luminar Technologies Inc  1,221  Sub-Total  $  1,221  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Cash Balances  As of December 31, 2025  USD (thousands)  Total  $ 22,134  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 20 of 27

Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 21 of 27

Luminar Technologies, Inc.
Monthly Operating Report Support Schedules
Cash Receipts and Disbursements
As of December 31, 2025
USD (actuals)

For the period December 15, 2025 through December 31, 2025

Cash Receipts		Total
AR Collections	$	1,802,454
Other Receipts		1,035,215
Market Value Movement		576,031
Net Cash Receipts	**$**	**3,413,700**
Operational Disbursements		
Payroll	$	(3,845,288)
Inventory Vendors		(265,077)
Shipping & Logistics		(23,910)
Rent & Facility Costs		(45)
Software & Technology		(90,965)
Legal, Accounting & Advisory		(113,282)
Other Vendors		(1,775,253)
Total Operating Disbursements	**$**	**(6,113,820)**
Operating Cash Flow	**$**	**(2,700,121)**
Other Disbursements		
Restrcited Cash Disbursements		(1,016,746)
Total Disbursements	**$**	**(7,130,567)**

Balance Sheet  Assets  Current assets:  Cash and cash equivalents  $ 20,912,547  Restricted cash  1,221,281  Accounts receivable  5,285,144  Related party receivables  94,395,017  Inventory, net of allowance  12,553,910  Other current assets  11,452,003  Total current assets  $ 145,819,903  Property and equipment, net  $ 31,344,357  Operating Lease Right-of-use assets  10,343,593  Goodwill  1,749,883  Intangible assets, net  6,792,276  Other long-term assets  67,060,754  Total assets  $ 263,110,765  Liabilities and Stockholders' Equity  Current liabilities:  Postpetition accounts payable  $ 2,816,806  Liabilities subject to compromise  70,116,792  Convertible notes payable  487,850,850  Total liabilities  $ 560,784,448  Total stockholders' equity  $ (297,673,683)  Total liabilities and stockholder's equity  $ 263,110,765  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Luminar Technologies, Inc. Balance Sheet  As of December 31, 2025  USD actuals  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 22 of 27

 Total Balance  Current  1 - 30 Days  31 - 60 Days  61 - 90 Days  120+ Overdue  $ 6,421,524  $ 2,010,341  $ 228,914  $ 2,091,531  $ 954,359  $ 1,136,380  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Accounts receivable  As of December 31, 2025  USD actuals  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 23 of 27

 Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 24 of 27  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules Postpetition payables and accrued expenses  As of December 31, 2025  USD actuals  0 to 10 days Balance 11 to 30 Days Aged Balance Total Balance  $ 487,319 $ 2,329,487 $ 2,816,806

 Item  Description  Amount  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Profit and Loss Statement  As of December 31, 2025  USD actuals  For the period December 15, 2025 through December 31, 2025  a.  Gross income/sales (net of returns and allowances)  $ 663,736  b.  Cost of goods sold (inclusive of depreciation, if applicable)  5,256,255  c.  Gross profit (a-b)  $ (4,592,519)  d.  Selling expenses  1,347,870  e.  General and administrative expenses  8,169,766  f.  Other expenses  18,819,052  g.  Depreciation and/or amortization (not included in 4b)  -  h.  Interest  4,104,933  i.  Taxes (local, state, and federal)  -  j.  Reorganization items  18,584,319  k.  Profit (loss)  $ (55,618,460)  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 25 of 27

 Name  Amount  Payment Date  Lien Claimant  $ 55  12/15/25  Lien Claimant  1,279  12/15/25  Lien Claimant  340  12/15/25  Lien Claimant  260  12/15/25  Lien Claimant  121  12/15/25  Lien Claimant  88  12/15/25  Lien Claimant  1,143  12/15/25  Critical Vendor  66,507  12/16/25  Critical Vendor  448  12/16/25  Critical Vendor  475  12/16/25  Total  $ 70,715  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Payments on Prepetition Debts  As of December 31, 2025  USD actuals  Case 25-90807 Document 328 Filed in TXSB on 01/30/26 Page 26 of 27

 Insider Name  Pay Period 12/21  Pay Period 12/28  Total Payments  Notes  Officer 1  $ 15,435  $ 15,385  $ 30,819  Payroll & Benefits  Officer 2  24,076  24,026  48,101  Payroll & Benefits  Officer 3  12,454  12,404  24,858  Payroll & Benefits  Officer 4  11,588  11,538  23,127  Payroll & Benefits  Total Insider Payments  $ 63,553  $ 63,353  $ 126,906  Luminar Technologies, Inc.  Monthly Operating Report Support Schedules  Insider salary and benefits payments  As of December 31, 2025  USD actuals  Note: Payments are those amounts paid by the Debtor to or on behalf of the insider as per the payroll registers provided by management.  Case 25-90807  Document 328  Filed in TXSB on 01/30/26  Page 27 of 27